QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2004

SIMON PROPERTY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14469 (Commission File Number)	046268599 (IRS Employer Identification No.)
115 WEST WASHINGTON STREET INDIANAPOLIS, INDIANA (Address of principal executive offices)		46204 (Zip Code)

Registrant's telephone number, including area code: 317.636.1600

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

        Financial Statements:

          None

        Exhibits:

Exhibit No.	Description	Page Number in This Filing
99.1	Supplemental Information as of March 31, 2004	5
99.2	Earnings Release for the quarter ended March 31, 2004	1

Item 9. Regulation FD Disclosure

        On May 6, 2004, the Registrant made available additional ownership and operation information concerning the Registrant, Simon Property Group, L.P., and properties owned or managed as of March 31, 2004, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is also available upon request as specified therein.

Item 12. Results of Operation and Financial Condition

        On May 6, 2004, the Registrant issued a press release containing information on earnings for the quarter ended March 31, 2004 and other matters. A copy of the press release is included as an exhibit to this filing.

        The exhibits furnished herewith use the non-GAAP financial measures Funds from Operations ("FFO") and Net Operating Income ("NOI"). The Company considers FFO and NOI key measures of its operating performance that are not specifically defined by accounting principles generally accepted in the United States ("GAAP"). The Company believes that FFO and NOI are helpful to investors because they are widely recognized measures of the performance of real estate investment trusts and provide relevant bases for comparison among REITs. The Company also uses FFO and NOI internally to measure the operating performance of its portfolio. The reconciliation of net income to FFO is provided on page 8 furnished herewith in Exhibit 99.2. The reconciliation of net income to NOI is provided on page 15 furnished herewith in Exhibit 99.1.

        The exhibits included with this filing are being furnished pursuant to Item 9 and Item 12 of Form 8-K.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 6, 2004
SIMON PROPERTY GROUP, INC.
	By:	/s/ STEPHEN E. STERRETT Stephen E. Sterrett, Executive Vice President and Chief Financial Officer

3

SIMON PROPERTY GROUP

Table of Contents

As of March 31, 2004

Description		Page
Exhibit 99.1	Supplemental Information
	Company Overview
	Overview (reporting calendar, stock information, and corporate ratings)	5-6
	Ownership Structure	7
	Changes in Common Shares and Unit Ownership	8
	Financial Data
	Selected Financial Information
	Financial Highlights and Operational Statistics	9-10
	Shareholders' Equity Information	11
	Debt Information	11
	Debt-to-Market Capitalization	11
	Miscellaneous Balance Sheet Data	11
	Unaudited Pro-Rata Balance Sheet	12-13
	Unaudited Pro-Rata Statement of Operations	14
	Reconciliation of NOI to Net Income	15
	Computation of Comparable Property NOI Growth	16
	Analysis of Other Income and Other Expense	17
	NOI Composition	18
	Operational Data
	Portfolio GLA, Occupancy & Rent Data	19
	Rent Information	20
	Lease Expirations	21-22
	Top Regional Mall Tenants	23
	2004 Projected Regional Mall Anchor/Big Box Openings	24
	2005 Projected Regional Mall Anchor/Big Box Openings	25
	Property Listing—North American Assets	26-31
	Property Listing—European Assets	32
	Development Activity
	Capital Expenditures	33
	North American Development Activity Report	34-36
	European Development Activity Report	37
	Balance Sheet Information
	Debt Amortization and Maturities by Year	38
	Summary of Indebtedness	39
	Summary of Indebtedness by Maturity	40-45
	Unencumbered Assets	46-48
	Preferred Stock/Units Outstanding	49
	Quarterly Earnings Announcement
Exhibit 99.2	Press Release	1-12

4

QuickLinks

  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
  Item 12. Results of Operation and Financial Condition
SIGNATURES
SIMON PROPERTY GROUP Table of Contents As of March 31, 2004